EXHIBIT 10.54

Form of

Amendment No. 1 to

Warrant to Purchase Common Stock

of

ARRAY BIOPHARMA INC.

Reference is made to the Warrant to Purchase Common Stock (Warrant No.  ) (the “Warrant”) issued on                          by Array BioPharma Inc., a Delaware corporation (the “Company”), to                         , which Warrant is exercisable for up to                                shares of Common Stock. Effective as of the date set forth below, the Company hereby agrees to extend the Term (as defined in the Warrant) of the Warrant to end at 5:00 p.m., New York City time on June 30, 2016.

The undersigned has executed this Amendment No. 1 to Warrant to Purchase Common Stock to be effective as of the 3rd day of May 2011.

ARRAY BIOPHARMA INC.

By:
R. Michael Carruthers
Chief Financial Officer

Schedule 1 to Exhibit 10.53

The following warrants issued by Array BioPharma Inc. have been amended pursuant to the terms of the foregoing form of Amendment No. 1 to Warrant to extend the period during which the holder may exercise the warrants to June 30, 2016.

Holder	Number of Warrant Shares	Date of Issuance	Exercise Price

Deerfield Partners, L.P.	383,000	May 15, 2009	$3.65

Deerfield International Limited	617,000	May 15, 2009	$3.65

Deerfield Private Design Fund, L.P.	1,915,000	May 15, 2009	$3.65

Deerfield Private Design International, L.P.	3,085,000	May 15, 2009	$3.65

Deerfield Partners, L.P.	383,000	July 31, 2009	$4.19

Deerfield International Limited	617,000	July 31, 2009	$4.19

Deerfield Private Design Fund, L.P.	1,915,000	July 31, 2009	$4.19

Deerfield Private Design International, L.P.	3,085,000	July 31, 2009	$4.19